Exhibit 10.38


                                  AMENDMENT ONE
                                       TO
                           THE 1997 STOCK OPTION PLAN
                          OF ELCOM INTERNATIONAL, INC.


                  WHEREAS, subject to stockholder approval, the Board of Directors of Elcom International, Inc. (the "Company") approved the following amendment to The 1997 Stock Option Plan of Elcom International, Inc., effective February 17, 1998; and

                  WHEREAS, the undersigned officer is authorized, subject to stockholder approval, to integrate this amendment into the Company's 1997 Stock Option Plan and any officer is thereafter entitled to certify the same as the true and complete copy of the amended Plan;

                  NOW, THEREFORE, The 1997 Stock Option Plan of Elcom International, Inc. is hereby amended as follows:

         A. The first sentence of Section 6, entitled "Shares Subject to the Plan" is hereby deleted in its entirety, and replaced with the following:

                           "6.      Shares Subject to the Plan.  Subject to the
provisions of the next succeeding provisions of this Section 6, the aggregate number of shares of Common Stock for which options may be granted under the Plan shall be 2,000,000 shares of Common Stock."

                  IN  WITNESS  WHEREOF,   Elcom  International,   Inc.,  by  the
undersigned officer duly authorized, has executed this document as of the 17th day of February, 1998.



                                THE COMPANY

                                ELCOM INTERNATIONAL, INC.



                                By:  /s/ Laurence F. Mulhern
                                Laurence F. Mulhern
                                Its:  Corporate Executive Vice President,
                                Chief Financial Officer, Treasurer and Secretary